EXHIBIT 10.2
                       Summary of Approved Changes to the
              Blue Cross and Blue Shield Primary License Agreements

     Action               Effective Date               Explanation

Replace the entire        N/A                 Amended Exhibit A confirms that
Exhibit A with the new                        Plans continue to file the
Exhibit A.                                    Annual Financial Forecast Report
                                              in the same format used during
                                              2000 and prior years.




Revised excerpt of Primary License Agreements, Exhibit A Controlled Affiliate License Standards:

Standard 6(I): Reports and Records

A Controlled Affiliate shall furnish to BCBSA on a timely and accurate basis reports and records relating to compliance with these Standards and the License Agreements between BCBSA and Controlled Affiliate. Such reports and records are the following:

D)        Quarterly Financial Report, Semi-annual "Managed Care
          Organizations Risk-Based Capital (MCO-RBC) Report" as defined by the NAIC, Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report, Annual Statement filed with State Insurance Department (with all attachments), and

Standard 7(B):  Reports and Records

C. Annual Certified Audit Report, Annual Statement as filed with the State Insurance Department (with all attachments), Annual NAIC's Risk-Based Capital Worksheets for Property and Casualty Insurers, Annual Financial Forecast; and Quarterly Financial Report, Quarterly Estimated Risk-Based Capital for Property and Casualty Insurers, Insurance Department Examination Report.


     Action               Effective Date               Explanation

Replace the entire        N/A                 Amended Exhibit 2 confirms that
Exhibit 2 with the new                        Plans continue to file the Annual
Exhibit 2.                                    Financial Forecast Report in the
                                              same format used during 2000 and
                                              prior years.

Revised excerpt of Primary License Agreements, Exhibit 2 Membership
Standards:

 Standard 2: A Plan shall furnish to the Association on a timely and accurate basis reports and records relating to compliance with these Standards and the License Agreements between the Association and the Plans. Such reports and records are the following:

             D. Quarterly Financial Report, Semi-annual "Managed Care Organizations Risk-Based Capital (MCO-RBC) Report" as defined by the NAIC, Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report, Annual Statement filed with State Insurance Department (with all attachments), Plan, Subsidiary and Affiliate Report; and

                       --      Plans that are a Shell Holding Company as
                        defined in the Preamble hereto are required to furnish only a calendar year-end "Managed Care Organizations Risk-Based Capital (MCO-RBC) Report" as defined by the NAIC.



     Action               Effective Date               Explanation

Replace the entire        March 16, 2001      Amended Exhibit 4 conforms with
Exhibit 4 with the new                        Brand Regulation 4.7a permitting
Exhibit 4.                                    licensees to use the brands
                                              outside its service area solely
                                              for administrative purposes that
                                              do not solicit the sale of
                                              licensed services.

Revised excerpt of Primary License Agreements, Exhibit 4 Government Programs and Certain Other Uses:

2. In connection with activity otherwise in furtherance of the License Agreement, a Plan may use the Licensed Marks and Name outside its Service Area in the following circumstances which are deemed legitimate and necessary and not likely to cause consumer confusion:

        a. sending letterhead, envelopes, and similar items solely for administrative purposes (e.g., not for purposes of marketing, advertising, promoting, selling or soliciting the sale of health care plans and related services);